SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 8, 1999
Date of Report (Date of earliest event reported)

CROSSMANN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Indiana                        33-68396                  35-1880120
(State or other                (Commission File          (IRS Employer
jurisdiction of                Number)                   Identification Number)
incorporation)

9210 North Meridian St.                                  46260
Indianapolis, Indiana                                    (Zip Code)
(Address of principal
executive offices)


Registrant's telephone number, including area code (317) 843-9514

Item 5.  Other Events

     At the Registrant's board of directors meeting on October 6, 1999, the directors authorized the purchase of up to 15% of the outstanding Common Shares of the Registrant in open market or privately negotiated transactions in compliance with Rule 10b-18. Purchases may be made from time to time through April 30, 2001, and the number of Common Shares purchased, if any, will be dependent upon market conditions.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired

          Not applicable

     (b)  Pro forma financial information

          Not applicable

     (c)  Exhibits

          A.   Press Release dated October 7, 1999

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CROSSMANN COMMUNITIES, INC.



                                       By:   /s/ John B. Scheumann
                                             ---------------------------


                                       Name: John B. Scheumann
                                             ---------------------------


                                       Title: Chief Executive Officer
                                             ---------------------------
Dated:  October 8, 1999